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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

  Date of Report (Date of earliest event reported) May 20, 2004 (May 19, 2004)
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                              Pharmion Corporation
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             (Exact name of registrant as specified in its charter)

          Delaware                       000-50447                84-1521333
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(State or other jurisdiction         (Commission File           (IRS Employer
     of incorporation)                    Number)            Identification No.)

2525 28th Street, Boulder, Colorado                                 80301
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code        720-564-9100
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          (Former name or former address if changed since last report)

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Item 5.     Other Events and Regulation FD Disclosure
            On May 19, 2004, Pharmion Corporation, a Delaware corporation (the "Company"), issued a press release announcing that the Company is expanding its data package for EMEA application for Thalidomide Pharmion(TM) and resubmitting for multiple myeloma. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.     Financial Statements, Pro Forma Financial Information And Exhibits
            (c) Exhibits

            99.1 Press Release, dated May 19, 2004, entitled "Pharmion to Expand Data Package for EMEA Application for Thalidomide Pharmion(TM) and Resubmit for Multiple Myeloma."

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                         PHARMION CORPORATION

            Date: May 20, 2004                       By: /s/ Erle T. Mast
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                                                         Erle T. Mast
                                                         Chief Financial Officer


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